EXHIBIT 99.4
                                 ------------

                          The Corridor Confirmation
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                                        [BANK OF AMERICA LOGO]

To: The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA14

Attn:                    Matthew J Sabino
Telephone:               212-815-6093
Fax:                     212-815-3986


From:                    Bank of America, N.A.
                         233 South Wacker Drive - Suite 2800
                         Chicago, Illinois 60606 U.S.A.
Department:              Swaps Operations
Telephone:               (+1) 312 234 2732
Fax:                     (+1) 866 255 1444


DATE:                    29th September 2006

Our Reference No:        4815316  4815315
Reference Name:          Suzanne Buchta
Internal Tracking No:    2970997  2971010

Dear Sir/Madam,

        The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA14 and Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

        The definitions and provisions contained in the 2000 ISDA
Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms a part of, and is subject to the ISDA Master Agreement dated as of September 29, 2006, as amended and supplemented from time to time (the "Agreement"), between the parties hereto. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.


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        In this Confirmation "Party A" means Bank of America, N.A. and "Party
B" means The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc.
Alternative Loan Trust 2006-OA14
2. The terms of the particular Transaction to which this Confirmation relates are as follows:


        Notional Amount:                       As per Schedule A below

        Trade Date:                            27th September 2006

        Effective Date:                        25th June 2011

        Termination Date:                      25th September 2016

        Fixed Amount:

          Fixed Rate Payer:                    Party B

          Fixed Rate Payer Payment Date:       29th September 2006, subject to
                                               adjustment in accordance with
                                               the Following Business Day
                                               Convention.

          Fixed Amount:                        USD 654,000.00; Party A hereby
                                               acknowledges that such Fixed
                                               Amount will be paid on behalf
                                               of Party B by Banc of America
                                               Securities LLC


          Floating Amount:

          Floating Rate Payer:                 Party A

          Strike Rate:                         6.00000 per cent

          Ceiling Rate:                        As per Schedule A attached
                                               hereto

          Floating Rate Payer Payment Dates:   Early Payments shall be
                                               applicable - 1 Business Days
                                               prior to each Floating Rate
                                               Payer Period End Date

          Floating Rate Payer Period           The 25th of each Month,
          End Dates:                           commencing on 25th July 2011 and
                                               ending on the Termination Date.
                                               No Adjustment.



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          Floating Amount:                     The product of (a) the Notional
                                               Amount, (b) Floating Rate
                                               Day Count Fraction and (c) the
                                               Settlement Spread which shall be
                                               calculated in accordance with
                                               the following formula:

                                               If USD-LIBOR-BBA is greater
                                               than the Strike Rate for the
                                               applicable Calculation Period,
                                               then Settlement Spread =
                                               (USD-LIBOR-BBA - applicable
                                               Strike Rate) provided,
                                               however, that if USD-LIBOR-BBA
                                               for any Calculation Period is
                                               greater than the Ceiling Rate
                                               then the USD-LIBOR-BBA for
                                               such Calculation Period shall
                                               be deemed to be the Ceiling
                                               Rate.

                                               If 1 Month USD-LIBOR-BBA is
                                               less than or equal to the
                                               Strike Rate for the applicable
                                               Calculation Period, then
                                               Settlement Spread = Zero.


          Floating Rate for initial            to be determined
          Calculation Period:

          Floating Rate Option:                USD-LIBOR-BBA

          Designated Maturity:                 1 Month

          Spread:                              None

          Floating Rate Day Count Fraction:    Actual/360

          Averaging:                           Inapplicable

          Reset Dates:                         First day of each Calculation
                                               Period

          Business Days:                       New York


          Calculation Agent:                   Party A


3.       Account Details.

         Party A:
         Name:             Bank of America, N.A. - New York
         ABA #:            026009593
         Attn:             BOFAUS3N
         Name:             Bank of America, N.A.
         City:             Charlotte
         Acct#:            6550219386
         Attn:             Rate Derivative Settlements



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

         Attn:             BOFAUS6SGDS

         Party B:          The Bank of New York
         New York, NY
         ABA #021-000-018
         GLA #111-565
         For further credit: TAS A/C 501101
         Attention: Matthew J Sabino
         Telephone: 212-815-6093
         Fax: 212-815-3986


4.       Offices.

         The Office of Party A for this Transaction is:  Charlotte, North
                                                         Carolina
                                                         Please send notices to
                                                         fax no. 1-866-255-1444.

         The Office of Party B for this Transaction is:

                                                         New York, NY, United
                                                         States








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                                  SCHEDULE A
                    Our Reference Numbers: 4815316 4815315

 Calculation             Calculation
Period from and         Period up to but        Notional Amount        Ceiling
 including:               excluding:                (USD):              Rate:
 ----------               ----------                ------              -----
 6/25/2011                7/25/2011             136,984,637.97        6.41000%
 7/25/2011                8/25/2011             132,340,220.56        6.55000%
 8/25/2011                9/25/2011             120,558,382.80        6.70000%
 9/25/2011                10/25/2011            116,362,299.50        6.85000%
 10/25/2011               11/25/2011            112,335,222.87        6.99000%
 11/25/2011               12/25/2011            108,453,369.99        7.03000%
 12/25/2011               1/25/2012             104,728,719.56        7.17000%
 1/25/2012                2/25/2012             101,153,599.51        7.32000%
 2/25/2012                3/25/2012             91,521,779.16         7.46000%
 3/25/2012                4/25/2012             88,394,424.04         7.59000%
 4/25/2012                5/25/2012             85,393,737.09         7.75000%
 5/25/2012                6/25/2012             82,515,219.70         7.89000%
 6/25/2012                7/25/2012             79,753,730.73         8.02000%
 7/25/2012                8/25/2012             77,103,768.11         8.15000%
 8/25/2012                9/25/2012             69,949,928.19         8.27000%
 9/25/2012                10/25/2012            67,595,073.03         8.40000%
 10/25/2012               11/25/2012            65,331,597.96         8.53000%
 11/25/2012               12/25/2012            63,152,010.73         8.64000%
 12/25/2012               1/25/2013             61,054,269.80         8.76000%
 1/25/2013                2/25/2013             59,033,787.59         8.86000%
 2/25/2013                3/25/2013             52,703,193.03         8.96000%
 3/25/2013                4/25/2013             50,831,727.94         9.06000%
 4/25/2013                5/25/2013             49,028,673.71         9.14000%
 5/25/2013                6/25/2013             47,292,165.78         9.23000%
 6/25/2013                7/25/2013             45,619,260.88         9.32000%
 7/25/2013                8/25/2013             44,009,744.46         9.38000%
 8/25/2013                9/25/2013             39,067,983.24         9.44000%
 9/25/2013                10/25/2013            37,566,847.73         9.51000%
 10/25/2013               11/25/2013            36,123,170.59         9.57000%
 11/25/2013               12/25/2013            34,734,759.02         9.61000%
 12/25/2013               1/25/2014             33,399,503.61         9.66000%
 1/25/2014                2/25/2014             32,115,375.36         9.67000%
 2/25/2014                3/25/2014             30,880,422.51         9.70000%
 3/25/2014                4/25/2014             29,692,767.62         9.72000%
 4/25/2014                5/25/2014             28,550,590.11         9.72000%
 5/25/2014                6/25/2014             27,452,166.72         9.73000%
 6/25/2014                7/25/2014             26,395,828.35         9.72000%
 7/25/2014                8/25/2014             25,379,961.53         9.71000%
 8/25/2014                9/25/2014             24,402,887.13         9.68000%
 9/25/2014                10/25/2014            23,463,251.59         9.66000%
 10/25/2014               11/25/2014            22,559,640.25         9.63000%
 11/25/2014               12/25/2014            21,690,676.56         9.59000%
 12/25/2014               1/25/2015             20,855,036.45         9.54000%
 1/25/2015                2/25/2015             20,051,446.32         9.50000%
 2/25/2015                3/25/2015             19,278,681.11         9.45000%


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 3/25/2015                4/25/2015             18,535,562.47         9.38000%
 4/25/2015                5/25/2015             17,820,956.96         9.29000%
 5/25/2015                6/25/2015             17,133,774.38         9.20000%
 6/25/2015                7/25/2015             16,472,966.09         9.12000%
 7/25/2015                8/25/2015             15,837,523.46         9.02000%
 8/25/2015                9/25/2015             15,226,476.28         8.93000%
 9/25/2015                10/25/2015            14,638,891.40         8.84000%
 10/25/2015               11/25/2015            14,073,871.23         8.72000%
 11/25/2015               12/25/2015            13,530,552.44         8.62000%
 12/25/2015               1/25/2016             13,008,104.63         8.50000%
 1/25/2016                2/25/2016             12,505,729.09         8.39000%
 2/25/2016                3/25/2016             12,022,657.58         8.27000%
 3/25/2016                4/25/2016             11,558,151.17         8.14000%
 4/25/2016                5/25/2016             11,111,499.16         8.01000%
 5/25/2016                6/25/2016             10,682,017.94         7.89000%
 6/25/2016                7/25/2016             10,269,050.03         7.76000%
 7/25/2016                8/25/2016              9,871,963.03         7.63000%
 8/25/2016                9/25/2016              9,490,148.66         7.50000%


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Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations (fax no. 1-866-255-1444)). Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours sincerely,

Bank of America, N.A.



By:      /s/ Mary Beth Knight
         ----------------------------------------
         Name:   Mary Beth Knight
         Title:  Asst. Vice President


Confirmed as of the date above:

By: The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA14



By:      /s/ Courtney Bartholomew
         ----------------------------------------
         Name:   Courtney Bartholomew
         Title   Vice President







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